Financial Instruments - Estimated Fair Market Values of Financial Instruments Not Carried at Fair Value in Consolidated Balance Sheets (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013	Jun. 30, 2013
Debt Instrument Fair Value Carrying Value [Abstract]
Financing receivables, carrying amount	$ 23,238	$ 21,976	$ 21,051
Debt, carrying amount	31,339	29,866
Financing receivables, fair value	23,118	21,974
Debt, fair value	$ 31,811	$ 30,361